                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: First Virtual Communications, Inc. CASE NO. 05-30145-TEC and 05-30146-TEC and CUseeMe Networks, Inc.

                                          CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS


     MONTH ENDED: Apr-05                                 PETITION DATE: 01/20/05

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

     Dollars reported in $1

2.   ASSET AND LIABILITY STRUCTURE                                       END OF CURRENT        END OF PRIOR      AS OF PETITION
                                                                               MONTH               MONTH               FILING
                                                                               -----               -----               ------
     a.  Current Assets                                                      $2,938,526          $3,170,553
                                                                         ---------------       -------------
     b.  Total Assets                                                        $2,938,526          $3,170,553           $5,234,654
                                                                         ---------------       -------------     ----------------
     c.  Current Liabilities                                                   $501,110            $491,582
                                                                         ---------------       -------------
     d.  Total Liabilities                                                   $2,573,383          $2,563,855           $6,143,302
                                                                         ---------------       -------------     ----------------

                                                                                                                     CUMULATIVE
3.   STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH        PRIOR MONTH         (CASE TO DATE)
                                                                          -------------        -----------         --------------
     a.  Total Receipts                                                         $53,534          $8,332,100           $9,518,634
                                                                         ---------------       -------------     ----------------
     b.  Total Disbursements                                                   $227,957          $6,626,542           $7,316,499
                                                                         ---------------       -------------     ----------------
     c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)           ($174,423)         $1,705,558           $2,202,135
                                                                         ---------------       -------------     ----------------
     d.  Cash Balance Beginning of Month                                     $2,692,558            $987,000             $316,000
                                                                         ---------------       -------------     ----------------
     e.  Cash Balance End of Month (c + d)                                   $2,518,135          $2,692,558           $2,518,135
                                                                         ---------------       -------------     ----------------

                                                                                                                     CUMULATIVE
                                                                         CURRENT MONTH          PRIOR MONTH        (CASE TO DATE)
                                                                         -------------          -----------        --------------
4.   PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                           ($238,032)         $5,196,307           $4,600,775
                                                                         ---------------       -------------     ----------------
5.   ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0          $1,808,000
                                                                         ---------------       -------------
6.   POST-PETITION LIABILITIES                                                 $501,110            $491,582
                                                                         ---------------       -------------
7.   PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $40,698             $28,963
                                                                         ---------------       -------------

AT THE END OF THIS REPORTING MONTH:                                                                  YES               NO
                                                                                                     ---               --
8.   Have any payments been made on pre-petition debt, other than payments in the normal           No
     course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)


9.   Have any payments been made to professionals?  (if yes, attach listing including date of      No
     payment, amount of payment and name of payee)

10.  If the answer is yes to 8 or 9, were all such payments approved by the court?                 N/A
                                                                                                   ------   ------------------------
11.  Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                  Payroll and expense only
     attach listing including date of payment, amount and reason for payment, and name of payee)

12.  Is the estate insured for replacement cost of assets and for general liability?               Yes
                                                                                                   ------   ------------------------
13.  Are a plan and disclosure statement on file?                                                           No
                                                                                                   ------   ------------------------
14.  Was there any post-petition borrowing during this reporting period?                                    No
                                                                                                   ------   ------------------------


15.  Check if paid: Post-petition taxes      Y ;
     tax reporting and tax returns:          Y .

     U.S. Trustee Quarterly Fees Y ; Check if filing is current for:
                                     Post-petition

     (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:     6/21/2005 0:00             /s/ Jonathan G. Morgan
          ----------------           ---------------------------
                                     Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)


                          For the Month Ended   04/30/05
                                              -----------

                    CURRENT MONTH
                    -------------
   ACTUAL              FORECAST      VARIANCE
   ------              --------      --------
              $0     N/A             N/A
-----------------    -----------     --------------

-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------

-----------------    -----------     --------------

-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
         $23,219     N/A             N/A
-----------------    -----------     --------------
         $16,951     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
          $4,000     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
          $3,094     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
         $77,544     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
        $113,224     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
        $238,032     N/A             N/A
-----------------    -----------     --------------
       ($238,032)    N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
----------------     -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
              $0     N/A             N/A
-----------------    -----------     --------------
       ($238,032)    N/A             N/A
-----------------    -----------     --------------
                     N/A             N/A
-----------------    -----------     --------------
       ($238,032)    N/A             N/A
=================    -----------     --------------

                                                                                CUMULATIVE            NEXT MONTH
                                                                              (CASE TO DATE)           FORECAST
                                                                              --------------           --------
   REVENUES:

 1   Gross Sales                                                                  $1,984,925
                                                                           ------------------     -----------------
 2   less: Sales Returns & Allowances
                                                                           ------------------     -----------------
 3   Net Sales                                                                    $1,984,925
                                                                           ------------------     -----------------
 4   less: Cost of Goods Sold             (Schedule 'B')                              $6,751
                                                                           ------------------     -----------------
 5   Gross Profit                                                                 $1,978,174
                                                                           ------------------     -----------------
 6   Interest                                                                         $1,000
                                                                           ------------------     -----------------
 7   Other Income:                                                                    $1,000
                                     --------------------------------      ------------------     -----------------
 8
   ------------------------------------------------------------------      ------------------     -----------------
 9
   ------------------------------------------------------------------      ------------------     -----------------
10       TOTAL REVENUES                                                           $1,980,174
                                                                           ------------------     -----------------
   EXPENSES:
11   Compensation to Owner(s)/Officer(s)                                            $141,047
                                                                           ------------------     -----------------
12   Salaries                                                                       $586,784
                                                                           ------------------     -----------------
13   Commissions
                                                                           ------------------     -----------------
14   Contract Labor                                                                  $29,000
                                                                           ------------------     -----------------
    Rent/Lease:                                                                    $128,188
15       Personal Property
                                                                           ------------------     -----------------
16       Real Property
                                                                           ------------------     -----------------
17   Insurance                                                                       $14,000
                                                                           ------------------     -----------------
18   Management Fees
                                                                           ------------------     -----------------
19   Depreciation                                                                    $65,000
                                                                           ------------------     -----------------
     Taxes:                                                                          $61,544
20       Employer Payroll Taxes
                                                                           ------------------     -----------------
21       Real Property Taxes
                                                                           ------------------     -----------------
22       Other Taxes
                                                                           ------------------     -----------------
23   Other Selling                                                                   $15,000
                                                                           ------------------     -----------------
24   Other Administrative                                                           $278,533
                                                                           ------------------     -----------------
25   Interest                                                                        $85,118
                                                                           ------------------     -----------------
26   Other Expenses:                 Prepaid Expense Amort.                         $113,224
                                     --------------------------------      ------------------     -----------------
27
   ------------------------------------------------------------------      ------------------     -----------------
28
   ------------------------------------------------------------------      ------------------     -----------------
29
   ------------------------------------------------------------------      ------------------     -----------------
30
   ------------------------------------------------------------------      ------------------     -----------------
31
   ------------------------------------------------------------------      ------------------     -----------------
32
   ------------------------------------------------------------------      ------------------     -----------------
33
   ------------------------------------------------------------------      ------------------     -----------------
34
   ------------------------------------------------------------------      ------------------     -----------------
35       TOTAL EXPENSES                                                           $1,517,438
                                                                           ------------------     -----------------
36 SUBTOTAL                                                                         $462,736
                                                                           ------------------     -----------------
   REORGANIZATION ITEMS:                                                           ($365,500)
37   Professional Fees
                                                                           ------------------     -----------------
38   Provisions for Rejected Executory Contracts
                                                                           ------------------     -----------------
39   Interest Earned on Accumulated Cash from
                                                                           ------------------     -----------------
     Resulting Chp 11 Case

40   Gain or (Loss) from Sale of Assets                                           $4,503,539
                                                                           ------------------     -----------------
41   U.S. Trustee Quarterly Fees
                                                                           ------------------     -----------------
42
   ------------------------------------------------------------------      ------------------     -----------------
43        TOTAL REORGANIZATION ITEMS                                              $4,138,039
                                                                           ------------------     -----------------
44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                                $4,600,775
                                                                           ------------------     -----------------
45   Federal & State Income Taxes
                                                                           ------------------     -----------------
46 NET PROFIT (LOSS)                                                              $4,600,775
                                                                           ==================     =================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED  04/30/05
                                              -------------


     ASSETS
                                                                             FROM SCHEDULES            MARKET VALUE
                                                                             --------------            ------------
       CURRENT ASSETS

 1             Cash and cash equivalents - unrestricted                                                  $1,056,197
                                                                                                    ================
 2             Cash and cash equivalents - restricted                                                    $1,461,938
                                                                                                    ================
 3             Accounts receivable (net)                                            A                            $0
                                                                                                    ----------------
 4             Inventory                                                            B                            $0
                                                                                                    ----------------
 5             Prepaid expenses                                                                            $420,391
                                                                                                    ----------------
 6             Professional retainers
                                                                                                    ----------------
 7             Other:
                            ------------------------------------------                              ----------------
 8
               -------------------------------------------------------                              ----------------
 9                          TOTAL CURRENT ASSETS                                                         $2,938,526
                                                                                                    ----------------
       PROPERTY AND EQUIPMENT (MARKET VALUE)

10             Real property                                                        C                            $0
                                                                                                    ----------------
11             Machinery and equipment                                              D                            $0
                                                                                                    ----------------
12             Furniture and fixtures                                               D                            $0
                                                                                                    ----------------
13             Office equipment                                                     D                            $0
                                                                                                    ----------------
14             Leasehold improvements                                               D                            $0
                                                                                                    ----------------
15             Vehicles                                                             D                            $0
                                                                                                    ----------------
16             Other:                                                               D
                            ------------------------------------------                              ----------------
17                                                                                  D
               -------------------------------------------------------                              ----------------
18                                                                                  D
               -------------------------------------------------------                              ----------------
19                                                                                  D
               -------------------------------------------------------                              ----------------
20                                                                                  D
               -------------------------------------------------------                              ----------------
21                          TOTAL PROPERTY AND EQUIPMENT                                                         $0
                                                                                                    ----------------
       OTHER ASSETS

22             Loans to shareholders
                                                                                                    ----------------
23             Loans to affiliates
                                                                                                    ----------------
24
               -------------------------------------------------------                              ----------------
25
               -------------------------------------------------------                              ----------------
26
               -------------------------------------------------------                              ----------------
27
               -------------------------------------------------------                              ----------------
28                          TOTAL OTHER ASSETS                                                                   $0
                                                                                                    ----------------
29                          TOTAL ASSETS                                                                 $2,938,526
                                                                                                    ================

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

         POST-PETITION

                 CURRENT LIABILITIES

30                            Salaries and wages

                                                                                                            ---------------
31                            Payroll taxes
                                                                                                            ---------------
32                            Real and personal property taxes
                                                                                                            ---------------
33                            Income taxes
                                                                                                            ---------------
34                            Sales taxes                                                                           $3,351
                                                                                                            ---------------
35                            Notes payable (short term)                                                                $0
                                                                                                            ---------------
36                            Accounts payable (trade)                                        A                    $74,638
                                                                                                            ---------------
37                            Real property lease arrearage                                                             $0
                                                                                                            ---------------
38                            Personal property lease arrearage
                                                                                                            ---------------
39                            Accrued professional fees*                                                          $375,000
                                                                                                            ---------------
40                            Current portion of long-term post-petition debt
                              (due within 12 months)
                                                                                                            ---------------
41                            Other:
                                                --------------------------------------                      ---------------
42                            Amouts collected on behalf of Radvision                                              $48,121
                              --------------------------------------------------------                      ---------------
43
                              --------------------------------------------------------                      ---------------
44                            TOTAL CURRENT LIABILITIES                                                           $501,110
                                                                                                            ---------------
45               LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                            ---------------
46                            TOTAL POST-PETITION LIABILITIES                                                     $501,110
                                                                                                            ---------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                            Secured claims                                                  F                         $0
                                                                                                            ---------------
48                            Priority unsecured claims                                       F                    $79,594
                                                                                                            ---------------
49                            General unsecured claims                                        F                 $1,992,679
                                                                                                            ---------------
50                            TOTAL PRE-PETITION LIABILITIES                                                    $2,072,273
                                                                                                            ---------------
51                            TOTAL LIABILITIES                                                                 $2,573,383
                                                                                                            ---------------
     EQUITY (DEFICIT)

52               Retained Earnings/(Deficit) at time of filing                                               ($138,812,000)
                                                                                                            ---------------
53               Capital Stock
                                                                                                            ---------------
54               Additional paid-in capital                                                                   $133,827,000
                                                                                                            ---------------
55               Cumulative profit/(loss) since filing of case                                                  $4,600,775
                                                                                                            ---------------
56               Post-petition contributions/(distributions) or (draws)
                                                                                                            ---------------
57
                              --------------------------------------------------------                      ---------------
58               Market value adjustment **                                                                       $749,368
                                                                                                            ---------------
59                            TOTAL EQUITY (DEFICIT)                                                              $365,143
                                                                                                            ---------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                     $2,938,526
                                                                                                            ===============

* Based on Debtor's Cash Flow Budget which is attached as Exhibit 1

** Adjustment to account for difference in book value of assets sold and market value represented by sale price.

                         SCHEDULES TO THE BALANCE SHEET
                             (General Business Case)

                                   Schedule A

                      Accounts Receivable and (Net) Payable

Receivables and Payables Agings                   ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE          PAST DUE
                                               [PRE AND POST PETITION]        [POST PETITION]     POST PETITION DEBT
                                               -----------------------        ---------------     ------------------
       0 -30 Days                                                                    $33,940
                                               ------------------------     -----------------
       31-60 Days                                                                    $29,524
                                               ------------------------     -----------------
       61-90 Days                                                                     $8,227            $40,698
                                               ------------------------     -----------------     ------------------
       91+ Days                                                                       $2,946
                                               ------------------------     -----------------
       Total accounts receivable/payable                            $0               $74,638
                                               ------------------------     =================
       Allowance for doubtful accounts
                                               ------------------------
       Accounts receivable (net)                                    $0
                                               ========================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)

                                                         INVENTORY(IES)
                                                           BALANCE AT
                                                          END OF MONTH
                                                          ------------
       Retail/Restaurants -
         Product for resale
                                                        ------------------
       Distribution -
         Products for resale
                                                        ------------------
       Manufacturer -
           Raw Materials
                                                        ------------------
         Work-in-progress
                                                        ------------------
          Finished goods
                                                        ------------------
          Other - Explain
                                                        ------------------
       ------------------------------------

       ------------------------------------
           TOTAL                                                       $0
                                                        ==================

METHOD OF INVENTORY CONTROL

Do you have a functioning perpetual inventory system?

                              Yes                   No
                                  ---------            -----------

How often do you take a complete physical inventory?

   Weekly
                                     ------------
   Monthly
                                     ------------
   Quarterly
                                     ------------
   Semi-annually
                                     ------------
   Annually
                                     ------------
Date of last physical inventory was
                                     ------------------------------------------
Date of next physical inventory is
                                     ------------------------------------------


Date of last physical inventory was
                                     ------------------
Date of next physical inventory is
                                     ------------------


COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH
                                                        -----------------
Add -
  Net purchase
                                                        -----------------
  Direct labor
                                                        -----------------
  Manufacturing overhead
                                                        -----------------
  Freight in
                                                        -----------------
  Other:
                                                        -----------------

-------------------------------------------             -----------------

-------------------------------------------             -----------------

Less -
  Inventory End of Month
                                                        -----------------
  Shrinkage
                                                        -----------------
  Personal Use
                                                        -----------------
Cost of Goods Sold                                                    $0
                                                        =================

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost
                                     -----
    LIFO cost
                                     -----
    Lower of cost or market
                                     -----
    Retail method
                                     -----
    Other
                                     -----
      Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                               COST            MARKET VALUE
-----------                                                                               ----            ------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          Total                                                                                $0                     $0
                                                                                    ==============      =================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                               COST            MARKET VALUE
-----------                                                                               ----            ------------
Description
Machinery & Equipment -

          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          Total                                                                                $0                     $0
                                                                                    ==============      =================
Furniture & Fixtures -

          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          Total                                                                                $0                     $0
                                                                                    ==============      =================
Office Equipment -

          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          Total                                                                                $0                     $0
                                                                                    ==============      =================
Leasehold Improvements -

          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          Total                                                                                $0                     $0
                                                                                    ==============      =================
Vehicles -

          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          ----------------------------------------------------------------          --------------      -----------------
          Total                                                                                $0                     $0
                                                                                    ==============      =================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                    0-30 DAYS         31-60 DAYS       61-90 DAYS       91+ DAYS           TOTAL
                                                 ---------         ----------       ----------       --------           -----
FEDERAL

           Income Tax Withholding                        $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           FICA - Employee                               $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           FICA - Employer                               $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Unemployment (FUTA)                           $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Income                                        $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Other (Attach List)                           $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
TOTAL FEDERAL TAXES                                      $0                 $0              $0              $0                $0
                                               -------------     --------------    ------------    ------------      ------------
STATE AND LOCAL                                          $0
                                               -------------
           Income Tax Withholding                        $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Unemployment (UT)                             $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Disability Insurance (DI)                     $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Empl. Training Tax (ETT)                      $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Sales                                         $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Excise                                        $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Real property                                 $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Personal property                             $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Income                                        $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
           Other (Attach List)                           $0                                                                   $0
                                               -------------     --------------    ------------    ------------      ------------
TOTAL STATE & LOCAL TAXES                                $0                 $0              $0              $0                $0
                                               -------------     --------------    ------------    ------------      ------------
TOTAL TAXES                                              $0                 $0              $0              $0                $0
                                               =============     ==============    ============    ============      ============

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                    CLAIMED           ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -         AMOUNT *        AMOUNT (B) *
                                                    --------        ------------
           Secured claims  (a)                             $0                $0
                                                 -------------    --------------
           Priority claims other than taxes           $79,594           $79,594
                                                 -------------    --------------
           Priority tax claims
                                                 -------------    --------------
           General unsecured claims                $1,992,679        $1,992,679
                                                 -------------    --------------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                              ACCOUNT 1                   ACCOUNT 2                ACCOUNT 3             ACCOUNT 4
                                              ---------                   ---------                ---------             ---------
Bank                                    Silicon Valley Bk                SVB Securities            Morgan Stanley
                                        -----------------------    -----------------------   --------------------   ----------------
Account Type                            Checking                   Investment                Investment
                                        -----------------------    -----------------------   --------------------   ----------------
Account No.                                          350524370     8860074-1-4-ZGQ           14-78N08
                                        -----------------------    -----------------------   --------------------   ----------------
Account Purpose                         Operating                  ST Investment             Investment
                                        -----------------------    -----------------------   --------------------   ----------------
Balance, End of Month                               $2,518,135                      $0                      $0
                                        -----------------------    -----------------------   --------------------   ----------------
Total Funds on Hand for all Accounts                $2,518,135
                                        =======================

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

* The general claims bar date has not yet passed, and the Debtors have not yet completed their comparison of scheduled claims to filed claims.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 04/30/05
                                              --------

                                                                                            Actual                 Cumulative
                                                                                        Current Month            (Case to Date)
                                                                                        -------------            --------------
       CASH RECEIPTS
1                  Rent/Leases Collected

                                                                                       -------------------       ----------------
2                  Cash Received from Sales                                                            $0             $1,600,100
                                                                                       -------------------       ----------------
3                  Interest Received                                                                   $8                     $8
                                                                                       -------------------       ----------------
4                  Borrowings                                                                          $0               $715,000
                                                                                       -------------------       ----------------
5                  Funds from Shareholders, Partners, or Other Insiders
                                                                                       -------------------       ----------------
6                  Capital Contributions
                                                                                       -------------------       ----------------
7                  Proceeds from sale of assets                                                        $0             $7,150,000
                   --------------------------------------------------------------      -------------------       ----------------
8                  Miscellaneous deposits                                                          $5,405                 $5,405
                   --------------------------------------------------------------      -------------------       ----------------
9                  Amounts collected on behalf of Radvision                                       $48,121                $48,121
                   --------------------------------------------------------------      -------------------       ----------------
10
                   --------------------------------------------------------------      -------------------       ----------------
11
                   --------------------------------------------------------------      -------------------       ----------------
12                           TOTAL CASH RECEIPTS                                                  $53,534             $9,518,634
                                                                                       -------------------       ----------------
       CASH DISBURSEMENTS
13                 Payments for Inventory
                                                                                       -------------------       ----------------
14                 Selling
                                                                                       -------------------       ----------------
15                 Administrative                                                                 $77,544               $143,371
                                                                                       -------------------       ----------------
16                 Capital Expenditures
                                                                                       -------------------       ----------------
17                 Principal Payments on Debt                                                          $0             $4,820,355
                                                                                       -------------------       ----------------
18                 Interest Paid                                                                       $0                $86,118
                                                                                       -------------------       ----------------
                   Rent/Lease:
19                           Personal Property
                                                                                       -------------------       ----------------
20                           Real Property                                                             $0               $125,188
                                                                                       -------------------       ----------------
                   Amount Paid to Owner(s)/Officer(s)
21                           Salaries                                                             $13,702               $131,530
                                                                                       -------------------       ----------------
22                           Draws
                                                                                       -------------------       ----------------
23                           Commissions/Royalties
                                                                                       -------------------       ----------------
24                           Expense Reimbursements                                                  $214                $15,376
                                                                                       -------------------       ----------------
25                           Other
                                                                                       -------------------       ----------------
26                 Salaries/Commissions (less employee withholding)                               $12,479               $420,984
                                                                                       -------------------       ----------------
27                 Management Fees
                                                                                       -------------------       ----------------
                   Taxes:
28                           Employee Withholding                                                 $13,802               $160,130
                                                                                       -------------------       ----------------
29                           Employer Payroll Taxes                                                $3,094                $59,544
                                                                                       -------------------       ----------------
30                           Real Property Taxes
                                                                                       -------------------       ----------------
31                           Other Taxes
                                                                                       -------------------       ----------------
32                 Other Cash Outflows:
                                                                                       -------------------       ----------------
33                           Consultant Retainer                                                       $0                $24,000
                             ----------------------------------------------------      -------------------       ----------------
34                           Lender Fees and Expenses                                                  $0               $437,781
                             ----------------------------------------------------      -------------------       ----------------
35                           Payments to Radvision                                                $51,472               $546,472
                             ----------------------------------------------------      -------------------       ----------------
36                           Success fee payment to Gordian Group                                      $0               $140,000
                             ----------------------------------------------------      -------------------       ----------------
37                           Breakup fee paid to MTV                                                   $0               $150,000
                             ----------------------------------------------------      -------------------       ----------------
37a                          D&O Insurance renewal                                                $50,000                $50,000
                             ----------------------------------------------------      -------------------       ----------------
37b                          Bank balance adjustment                                               $5,650                 $5,650
                                                                                       -------------------       ----------------
38                           TOTAL CASH DISBURSEMENTS:                                           $227,957             $7,316,499
                                                                                       -------------------       ----------------
39     NET INCREASE (DECREASE) IN CASH                                                          ($174,423)            $2,202,135
                                                                                       -------------------       ----------------
40     CASH BALANCE, BEGINNING OF PERIOD                                                       $2,692,558               $316,000
                                                                                       -------------------       ----------------
41     CASH BALANCE, END OF PERIOD                                                             $2,518,135             $2,518,135
                                                                                       ===================       ================